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                                                                    EXHIBIT 99.4

                           SYNAGRO TECHNOLOGIES, INC.
                               LETTER TO CLIENTS

                         FOR TENDER OF ALL OUTSTANDING
                   9 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                           IN EXCHANGE FOR REGISTERED
                   9 1/2% SENIOR SUBORDINATED NOTES DUE 2009

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     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
[     ], 2002 (THE "EXPIRATION DATE"), UNLESS SOONER TERMINATED OR EXTENDED.
OUTSTANDING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR THE EXCHANGE OFFER.
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To Our Clients:

     We are enclosing with this letter a prospectus dated [     ], 2002 (the
"Prospectus") of Synagro Technologies, Inc. (the "Issuer") and the related Letter of Transmittal. These two documents together constitute the Issuer's offer to exchange its 9 1/2% Senior Subordinated Notes due 2009 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of issued and outstanding unregistered 9 1/2% Senior Subordinated Notes due 2009, (the "Old Notes"). The exchange of Old Notes for New Notes and the related documentation are referred to herein as the "Exchange Offer."

     The Exchange Offer for the Old Notes is not conditioned upon any minimum aggregate principal amount of Old Notes being tendered for exchange.

     We are the holder of record of Old Notes held by us for your own account. A tender of your Old Notes held by us can be made only by us as the record holder according to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Old Notes held by us for your account.

     We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account under the terms and conditions of the Exchange Offer. We also request that you confirm that we may, on your behalf, make the representations contained in the Letter of Transmittal.

     Under the Letter of Transmittal, each holder of Old Notes will represent to the Issuer that:

     - such person is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or a broker-dealer tendering Old Notes acquired directly from the Issuer for its own account;

     - if such person is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, it is not engaged in, and does not intend to participate in, a distribution of the New Notes;

     - such person does not have an arrangement or understanding with any person to participate in the distribution of the Old Notes or the New Notes within the meaning of the Securities Act;

     - any New Notes received are being acquired in the ordinary course of business of the person receiving such New Notes; and

     - if such person is a broker-dealer who will receive New Notes for its own account in exchange for Old Notes, it will represent that the Old Notes to be exchanged or New Notes were acquired as a result of market-making activities or other trading activities, and that it will deliver a Prospectus in connection with any resale of those New Notes; however, by so acknowledging and by delivering a Prospectus, it will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                          Very truly yours,

                                          SYNAGRO TECHNOLOGIES, INC.

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

     Please return your instructions to us in the enclosed envelope within ample time to permit us to submit a tender on your behalf before the Expiration Date.

                                 INSTRUCTION TO
                            DTC TRANSFER PARTICIPANT

To Participant of The Depository Trust Company:

     The undersigned hereby acknowledges receipt and review of the prospectus
dated [     ], 2002 (the "Prospectus") of Synagro Technologies, Inc. (the
"Issuer") and the related Letter of Transmittal. These two documents together constitute the Issuer's offer to exchange its 9 1/2% Senior Subordinated Notes due 2009 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1993, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding unregistered 9 1/2% Senior Subordinated Notes due 2009 (the "Old Notes"). The exchange of Old Notes for New Notes and the relevant documentation are referred to herein as an "Exchange Offer."

     This will instruct you, the registered holder and DTC participant, as to the action to be taken by you relating to the Exchange Offer for the Old Notes held by you for the account of the undersigned.

     The aggregate principal amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

---------------------------------------------------------------------------------------------
               TITLE OF SERIES                      AGGREGATE PRINCIPAL AMOUNT TENDERED
---------------------------------------------------------------------------------------------
  Synagro Technologies, Inc. 9 1/2% Senior
  Subordinated Notes due 2009
---------------------------------------------------------------------------------------------

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] To TENDER all Old Notes held by you for the account of the undersigned.

     [ ] To TENDER the following amount of Old Notes held by you for the account of the undersigned:

---------------------------------------------------------------------------------------------
               TITLE OF SERIES                      AGGREGATE PRINCIPAL AMOUNT TENDERED
---------------------------------------------------------------------------------------------
  Synagro Technologies, Inc. 9 1/2% Senior
  Subordinated Notes due 2009
---------------------------------------------------------------------------------------------

     [ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

     If no box is checked, a signed and returned Instruction to DTC Participant will be deemed to instruct you to tender all Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including, but not limited to, the representations that:

          (i) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or a broker-dealer tendering Old Notes acquired directly from the Issuer for its own account;

          (ii) if the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, it is not engaged in, and does not intend to participate in, a distribution of New Notes;

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

          (iii) the undersigned does not have an arrangement or understanding with any person to participate in the distribution of the Old Notes or the New Notes within the meaning of the Securities Act;

          (iv) any New Notes received are being acquired in the ordinary course of business of the undersigned; and

          (v) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it will represent that the Old Notes to be exchanged for New Notes were acquired as a result of market-making activities or other trading activities, and it will acknowledge that it will deliver a Prospectus in connection with any resale of those New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                   SIGN HERE

Name of beneficial owner(s):
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Signature(s):
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Name(s) (please print):
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Address:
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Telephone Number:
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Taxpayer Identification or Social Security Number:
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Date:
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